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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                October 3, 2000



                               LEADINGSIDE, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                     0-21860                06-1232140
(State or other jurisdiction       (Commission File         (IRS Employer
    of incorporation)                 Number)             Identification No.)


                One Canal Park, Cambridge, Massachusetts 02141
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (617) 621-0820



                          DATAWARE TECHNOLOGIES, INC.
                  (Former Name, if Changed Since Last Report)
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Item 5.    Other Events.
           ------------

     On October 3, 2000, the Registrant filed a Certificate of Ownership and Merger with the Delaware Secretary of State which (1) merged a wholly-owned subsidiary of the Registrant with and into the Registrant, with the Registrant surviving the merger, and (2) changed the Registrant's corporate name to LeadingSide, Inc., all effective as of October 3, 2000. The sole purpose of the merger was to change the Registrant's corporate name.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

     (c)   Exhibits:
           --------

  Exhibit
    No.      Description
 --------    -----------

  3.1        Certificate of Ownership and Merger

  3.2        Restated Certificate of Incorporation, as amended through October
             3, 2000.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 3, 2000                  DATAWARE TECHNOLOGIES, INC.


                                        By: /s/ Michael Gonnerman
                                            ---------------------------
                                            Michael Gonnerman
                                            Vice President, Chief Financial
                                            Officer and Treasurer
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                                 EXHIBIT INDEX
  Exhibit
    No.        Description
 --------      -----------

 3.1           Certificate of Ownership and Merger

 3.2           Restated Certificate of Incorporation, as amended through October
               3, 2000.